                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2000


I.    RECONCILIATION OF COLLECTION ACCOUNT:
  End of Period Collection Account Balance as of Prior Payment Date:                                                      563,635.04
  Available Funds:
    Contract Payments due and received in this period                                                                   3,429,300.69
    Contract Payments due in prior period(s) and received in this period                                                  204,035.06
    Contract Payments received in this period for next period                                                             167,308.27
    Sales, Use and Property Tax payments received                                                                         181,253.15
    Prepayment Amounts related to early termination in this period                                                      2,311,422.42
    Servicer Advance                                                                                                      421,184.01
    Proceeds received from recoveries on previously Defaulted Contracts                                                         0.00
    Transfer from Reserve Account                                                                                          11,311.31
    Interest earned on Collection Account                                                                                  16,809.97
    Interest earned on Affiliated Account                                                                                   9,836.84
    Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                 0.00
    Amounts paid per Contribution and Servicing Agreement Section 7.01
      (Substituted contract < Predecessor contract)                                                                             0.00
    Amounts paid under insurance policies                                                                                       0.00
    Maintenance, Late Charges and any other amounts                                                                             0.00

                                                                                                                        ------------
  Total Available Funds                                                                                                 7,316,096.76
  Less: Amounts to be Retained in Collection Account                                                                      500,561.91
                                                                                                                        ============
  AMOUNT TO BE DISTRIBUTED                                                                                              6,815,534.85
                                                                                                                        ============

DISTRIBUTION OF FUNDS:
   1. To Trustee -  Fees                                                                                                        0.00
   2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                          204,035.06
   3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
             a) Class A1 Principal and Interest                                                                                 0.00
             a) Class A2 Principal (distributed after A1 Note matures) and Interest                                     5,345,357.69
             a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                                182,832.00
             b) Class B Principal and Interest                                                                            126,907.57
             c) Class C Principal and  Interest                                                                           143,859.00
             d) Class D Principal and Interest                                                                            146,377.33
             e) Class E Principal and Interest                                                                            151,389.30

   4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                                   0.00
   5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
             a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                32,637.59
             b) Residual Principal (Provided no Restricting or Amortization Event in effect)                              213,552.96
             c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                    11,311.31
   6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                          207,899.96
   7. To Servicer, Servicing Fee and other Servicing Compensations                                                         49,375.08
                                                                                                                        ------------
TOTAL FUNDS DISTRIBUTED                                                                                                 6,815,534.85
                                                                                                                        ============

                                                                                                                        ------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}                500,561.91
                                                                                                                        ============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,182,541.24
    - Add Investment Earnings                                                                                              11,311.31
    - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                            0.00
    - Less Distribution to Certificate Account                                                                             11,311.31
                                                                                                                        ------------
End of period balance                                                                                                  $2,182,541.24
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $2,182,541.24
                                                                                                                       =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2000


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                        Pool A                                                                   94,157,522.37
                        Pool B                                                                   21,050,623.57
                                                                                                 -------------
                                                                                                                      115,208,145.94

Class A Overdue Interest, if any                                                                          0.00
Class A Monthly Interest - Pool A                                                                   445,653.39
Class A Monthly Interest - Pool B                                                                    99,633.90

Class A Overdue Principal, if any                                                                         0.00
Class A Monthly Principal - Pool A                                                                3,948,016.96
Class A Monthly Principal - Pool B                                                                1,034,885.44
                                                                                                 -------------
                                                                                                                        4,982,902.40
Ending Principal Balance of the Class A Notes
                        Pool A                                                                   90,209,505.41
                        Pool B                                                                   20,015,738.13
                                                                                                 -------------        --------------
                                                                                                                      110,225,243.54
                                                                                                                      ==============

-------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000         Ending Principal
Original Face $190,972,000        Original Face $190,972,000        Balance Factor
            $  2.855326           $                26.092319         57.718013%
-------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A
Notes
                        Class A1                                                                          0.00
                        Class A2                                                                 77,118,145.94
                        Class A3                                                                 38,090,000.00
                                                                                                 --------------
                                                                                                                      115,208,145.94
Class A Monthly Interest
                        Class A1 (Actual Number Days/360)                                                 0.00
                        Class A2                                                                    362,455.29
                        Class A3                                                                    182,832.00

Class A Monthly
Principal
                        Class A1                                                                          0.00
                        Class A2                                                                  4,982,902.40
                        Class A3                                                                          0.00
                                                                                                --------------
                                                                                                                        4,982,902.40
Ending Principal Balance of the Class A2 Notes
                        Class A1                                                                          0.00
                        Class A2                                                                 72,135,243.54
                        Class A3                                                                 38,090,000.00
                                                                                                --------------
                                                                                                                      --------------
                                                                                                                      110,225,243.54
                                                                                                                      ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2000


V.   CLASS B NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class B Notes
                               Pool A                                                             2,152,117.00
                               Pool B                                                               481,137.76
                                                                                                  ------------
                                                                                                                        2,633,254.76

Class B Overdue Interest, if any                                                                          0.00
Class B Monthly Interest - Pool A                                                                    10,635.04
Class B Monthly Interest - Pool B                                                                     2,377.62
Class B Overdue Principal, if any                                                                         0.00
Class B Monthly Principal - Pool A                                                                   90,240.39
Class B Monthly Principal - Pool B                                                                   23,654.52
                                                                                                  ------------
                                                                                                                          113,894.91
Ending Principal Balance of the Class B Notes
                               Pool A                                                             2,061,876.61
                               Pool B                                                               457,483.24
                                                                                                  ------------          ------------
                                                                                                                        2,519,359.85
                                                                                                                        ============

-------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000         Ending Principal
Original Face $4,365,000          Original Face  $4,365,000         Balance Factor
$               2.981136          $               26.092763                57.717293%
-------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class C Notes
                                        Pool A                                                    2,421,375.67
                                        Pool B                                                      541,365.94
                                                                                                  ------------
                                                                                                                        2,962,741.61

         Class C Overdue Interest, if any                                                                 0.00
         Class C Monthly Interest - Pool A                                                           12,853.47
         Class C Monthly Interest - Pool B                                                            2,873.75
         Class C Overdue Principal, if any                                                                0.00
         Class C Monthly Principal - Pool A                                                         101,520.44
         Class C Monthly Principal - Pool B                                                          26,611.34
                                                                                                  ------------
                                                                                                                          128,131.78
         Ending Principal Balance of the Class C Notes
                                        Pool A                                                    2,319,855.23
                                        Pool B                                                      514,754.60
                                                                                                  ------------          ------------
                                                                                                                        2,834,609.83
                                                                                                                        ============

-------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000         Ending Principal
Original Face $4,910,955          Original Face  $4,910,955         Balance Factor
$               3.202477          $               26.091011                57.720134%
-------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2000

VII.   CLASS D NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class D Notes
                                        Pool A                                                    2,421,375.67
                                        Pool B                                                      541,365.94
                                                                                                  ------------
                                                                                                                        2,962,741.61

         Class D Overdue Interest, if any                                                                 0.00
         Class D Monthly Interest - Pool A                                                           14,911.64
         Class D Monthly Interest - Pool B                                                            3,333.91
         Class D Overdue Principal, if any                                                                0.00
         Class D Monthly Principal - Pool A                                                         101,520.44
         Class D Monthly Principal - Pool B                                                          26,611.34
                                                                                                  ------------
                                                                                                                          128,131.78
         Ending Principal Balance of the Class D Notes
                                        Pool A                                                    2,319,855.23
                                        Pool B                                                      514,754.60
                                                                                                  ------------          ------------
                                                                                                                        2,834,609.83
                                                                                                                        ============

-------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000         Ending Principal
Original Face $4,910,955          Original Face  $4,910,955         Balance Factor
$               3.715275          $               26.091011                57.720134%
-------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class E Notes
                                        Pool A                                                    2,421,375.67
                                        Pool B                                                      541,365.94
                                                                                                  ------------
                                                                                                                        2,962,741.61

         Class E Overdue Interest, if any                                                                 0.00
         Class E Monthly Interest - Pool A                                                           19,007.80
         Class E Monthly Interest - Pool B                                                            4,249.72
         Class E Overdue Principal, if any                                                                0.00
         Class E Monthly Principal - Pool A                                                         101,520.44
         Class E Monthly Principal - Pool B                                                          26,611.34
                                                                                                  ------------
                                                                                                                          128,131.78
         Ending Principal Balance of the Class E Notes
                                        Pool A                                                    2,319,855.23
                                        Pool B                                                      514,754.60
                                                                                                  ------------          ------------
                                                                                                                        2,834,609.83
                                                                                                                        ============

-------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000         Ending Principal
Original Face $4,910,955          Original Face  $4,910,955         Balance Factor
$               4.735845          $               26.091011                57.720134%
-------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2000

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
         Beginning Residual Principal Balance
                                        Pool A                                                    4,035,133.24
                                        Pool B                                                      902,102.98
                                                                                                  ------------
                                                                                                                       4,937,236.22

         Residual Interest - Pool A                                                                  26,146.47
         Residual Interest - Pool B                                                                   6,491.12
         Residual Principal - Pool A                                                                169,200.73
         Residual Principal - Pool B                                                                 44,352.23
                                                                                                  ------------
                                                                                                                         213,552.96
         Ending Residual Principal Balance
                                        Pool A                                                    3,865,932.51
                                        Pool B                                                      857,750.75
                                                                                                  ------------         ------------
                                                                                                                       4,723,683.26
                                                                                                                       ============


X.   PAYMENT TO SERVICER

          - Collection period Servicer Fee                                                                                49,375.08
          - Servicer Advances reimbursement                                                                              204,035.06
          - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                              207,899.96
                                                                                                                       ------------
         Total amounts due to Servicer                                                                                   461,310.10
                                                                                                                       ============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2000

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
            at the beginning of the related Collection Period                                                        107,608,899.68

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              4,512,019.38

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            --------------
            ending of the related Collection Period                                                                  103,096,880.30
                                                                                                                     ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                      2,290,938.39

             - Principal portion of Prepayment Amounts                                            2,221,080.99

             - Principal portion of Contracts repurchased under Indenture Agreement
                  Section 4.02                                                                            0.00

             - Aggregate Discounted Contract Balance of Contracts that have become
                  Defaulted Contracts during the Collection Period                                        0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                       0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                0.00

                                                                                                  -------------
                                   Total Decline in Aggregate Discounted Contract Balance         4,512,019.38
                                                                                                  =============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                24,057,961.97

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              1,182,726.22

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            --------------
            ending of the related Collection Period                                                                   22,875,235.75
                                                                                                                     ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                      1,099,835.33

             - Principal portion of Prepayment Amounts                                               82,890.89

             - Principal portion of Contracts repurchased under Indenture Agreement
                  Section 4.02                                                                            0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                  0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                       0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                0.00

                                                                                                  ------------
                                   Total Decline in Aggregate Discounted Contract Balance         1,182,726.22
                                                                                                  ============

                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    125,972,116.05
                                                                                                                     ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

             POOL A                                                                                                 Predecessor
                                                                                  Discounted         Predecessor    Discounted
             Lease #               Lessee Name                                    Present Value      Lease #        Present Value
             -----------       ---------------------------------------------      ---------------    -----------    ----------------
                                   NONE











                                                                                  ---------------                   ---------------
                                                                      Totals:              $0.00                              $0.00


             a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                         $0.00
             b) ADCB OF POOL A AT CLOSING DATE                                                                      $161,410,790.25
             c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                               YES            NO     X
                                                                                                     -----------    --------


             POOL B                                                                                                 Predecessor
                                                                                  Discounted         Predecessor    Discounted
             Lease #               Lessee Name                                    Present Value      Lease #        Present Value
             -----------       ---------------------------------------------      ---------------    -----------    ----------------
                                   NONE









                                                                                  ---------------                   ---------------
                                                                      Totals:               $0.00                             $0.00



             a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                         $0.00
             b) ADCB OF POOL B AT CLOSING DATE                                                                       $56,843,333.29
             c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
                   RATING AGENCY APPROVES)                                                                                     0.00%

              * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
                (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR
                A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                               YES            NO     X
                                                                                                     -----------    --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

             POOL A - NON-PERFORMING                                                                                Predecessor
                                                                                  Discounted         Predecessor    Discounted
             Lease #           Lessee Name                                        Present Value      Lease #        Present Value
             -----------       ---------------------------------------------      ---------------    -----------    ---------------
              1097-507         ADVANCED HEALTHCARE RESOURCES                          $159,644.40       1778-001         $48,984.23
              1238-501         WILLIAM F SKINNER, M.D.                                $174,282.67       1777-001        $325,671.26
              1505-005         NYDIC MEDICAL VENTURES VII, LLC                        $171,682.66       1855-001        $153,223.12
              2488-001         HYDRO-TOUCH INC.                                       $110,973.88       1949-001         $94,307.11
                               CASH                                                     $5,602.11






                                                                                      -----------                   ---------------
                                                                      Totals:         $622,185.72                       $622,185.72

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                            622,185.72
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                               YES             NO     X
                                                                                                     -----------     --------

              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                         Predecessor
                                                                                  Discounted         Predecessor    Discounted
              Lease #          Lessee Name                                        Present Value      Lease #        Present Value
             -----------       ---------------------------------------------      ---------------    -----------    ---------------
                               None









                                                                                  ---------------                   ---------------
                                                                     Totals:                $0.00                             $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                    $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                      $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                YES            NO     X
                                                                                                      ----------     --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2000


 XV.    POOL PERFORMANCE MEASUREMENTS


1.            AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                              TOTAL OUTSTANDING CONTRACTS
This Month                             1,883,206.48         This Month                125,972,116.05
1 Month Prior                          4,228,713.62         1 Month Prior             131,666,861.65
2 Months Prior                         5,380,603.24         2 Months Prior            137,051,752.32

Total                                 11,492,523.34         Total                     394,690,730.02

a) 3 MONTH AVERAGE                     3,830,841.11         b) 3 MONTH AVERAGE        131,563,576.67

c) a/b                                         2.91%


2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                       Yes              No      X
                                                                                       ----     ---     --     ---

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                         Yes              No      X
                                                                                       ----     ---     --     ---

         B. An Indenture Event of Default has occurred and is then continuing?         Yes              No      X
                                                                                       ----     ---     --     ---

4.       Has a Servicer Event of Default occurred?                                     Yes              No      X
                                                                                       ----     ---     --     ---


5.       Amortization Event Check


         A. Is 1c > 8%?                                                                Yes              No      X
                                                                                       ----     ---     --     ---

         B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation not remedied within 90 days?
                                                                                       Yes              No      X
                                                                                       ----     ---     --     ---

         C. As of any Determination date, the sum of all defaulted contracts since the Closing date exceeds 6% of the ADCB on the Closing Date?
                                                                                       Yes              No      X
                                                                                       ----     ---     --     ---

6.       Aggregate Discounted Contract Balance at Closing Date                  Balance  $ 218,254,123.54



         DELINQUENT LEASE SUMMARY

               Days Past Due             Current Pool Balance         # Leases
               -------------             --------------------         --------
                     31 - 60                     4,957,564.07               61
                     61 - 90                       218,314.00               21
                    91 - 180                     1,883,206.48               48



            Approved By:
            Lisa J. Cruikshank
            Vice President